Exhibit 99.2
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
3rd Quarter Ended September 30, 2009

Investor Contact: Keith Lennox Phone: (646) 794-0750	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, Ltd with the U.S. Securities and Exchange Commission.
email: keith.lennox@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by the ability to recognize the benefits of the Darwin Professional Underwriters, Inc. acquisition; pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; investigations of market practices and related settlement terms; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions including those related to the ongoing financial crisis; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
• All financial information contained herein is unaudited.
• Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.
• Allied World Assurance Company Holdings, Ltd, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned.
The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratio, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.
• In presenting the company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 29 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED		NINE MONTHS ENDED		Previous		Previous
	SEPTEMBER 30,		SEPTEMBER 30,		Quarter		Year to Date
	2009	2008	2009	2008	Change		Change

HIGHLIGHTS
Gross premiums written	$401,837	$290,981	$1,374,216	$1,134,638	38.1%		21.1%
Net premiums written	320,956	233,903	1,087,431	880,725	37.2%		23.5%
Net premiums earned	328,771	271,973	986,411	813,921	20.9%		21.2%
Net investment income	73,032	76,916	227,423	226,192	(5.0%)		0.5%
Net income (loss)	200,554	(46,367)	445,632	163,783	532.5%		172.1%
Operating income	155,373	102,781	405,806	313,936	51.2%		29.3%
Total investments and cash & cash equivalents	7,554,159	6,464,396	7,554,159	6,464,396	16.9%		16.9%
Total assets	9,641,257	8,102,251	9,641,257	8,102,251	19.0%		19.0%
Total shareholders’ equity	3,078,894	2,272,828	3,078,894	2,272,828	35.5%		35.5%
Cash flows from operating activities	164,818	133,246	567,200	509,874	23.7%		11.2%

PER SHARE AND SHARE DATA
Basic earnings per share
Net income (loss)	$4.05	$(0.95)	$9.01	$3.37	526.3%		167.4%
Operating income	$3.13	$2.09	$8.21	$6.47	49.8%		26.9%
Diluted earnings per share
Net income (loss)	$3.83	$(0.95)	$8.62	$3.22	503.2%		167.7%
Operating income	$2.97	$2.03	$7.85	$6.17	46.2%		27.3%
Weighted average common shares outstanding
Basic	49,574,266	49,007,389	49,449,809	48,547,839
Diluted	52,345,913	49,007,389	51,676,006	50,869,098
Book value	$62.07	$46.36	$62.07	$46.36	33.9%		33.9%
Diluted book value	$57.20	$43.55	$57.20	$43.55	31.3%		31.3%

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net income	28.7%	(8.0%)	22.8%	9.9%	36.7	pts	12.9	pts
Annualized ROAE, operating income	22.2%	17.8%	20.8%	19.0%	4.4	pts	1.8	pts
Annualized investment book yield	4.1%	4.7%	4.3%	4.8%	(0.6	)pts	(0.5	)pts

Loss and loss expense ratio	41.5%	64.7%	46.9%	61.1%	(23.2	)pts	(14.2	)pts
Acquisition cost ratio	11.1%	10.5%	11.2%	10.0%	0.6	pts	1.2	pts
General and administrative expense ratio	17.8%	15.0%	18.2%	16.0%	2.8	pts	2.2	pts

Expense ratio	28.9%	25.5%	29.4%	26.0%	3.4	pts	3.4	pts

Combined ratio	70.4%	90.2%	76.3%	87.1%	(19.8	)pts	(10.8	)pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS — CONSECUTIVE QUARTERS

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	SEPTEMBER 30, 2009	JUNE 30, 2009	MARCH 31, 2009	DECEMBER 31, 2008	SEPTEMBER 30, 2008
Revenues
Gross premiums written	$401,837	$492,782	$479,597	$310,945	$290,981
Net premiums written	$320,956	$361,438	$405,038	$226,503	$233,903

Net premiums earned	$328,771	$333,668	$323,972	$302,984	$271,973
Net investment income	73,032	76,537	77,854	82,583	76,916
Net realized investment gains/(losses)	46,861	5,093	36,602	(19,454)	(76,849)
Net impairment charges recognized in earnings	(1,953)	(5,474)	(41,963)	(100,593)	(75,027)
Other income	298	369	466	746	—

Total revenues	$447,009	$410,193	$396,931	$266,266	$197,013

Expenses
Net losses and loss expenses:
Current year	$209,971	$214,334	$208,683	$233,789	$272,958
Prior years	(73,530)	(36,615)	(60,186)	(90,258)	(96,948)

Total net losses and loss expenses	$136,441	$177,719	$148,497	$143,531	$176,010
Acquisition costs	36,630	36,963	37,129	30,849	28,615
General and administrative expenses	58,586	62,560	58,430	56,115	40,794
Interest expense	9,523	9,522	10,447	10,205	9,515
Foreign exchange (gain)/loss	(273)	(1,222)	835	1,230	(2,728)

Total expenses	$240,907	$285,542	$255,338	$241,930	$252,206

Income/(loss) before income taxes	$206,102	$124,651	$141,593	$24,336	$(55,193)
Income tax expense/(recovery)	5,548	10,981	10,185	4,484	(8,826)

Net income/(loss)	$200,554	$113,670	$131,408	$19,852	$(46,367)

GAAP Ratios
Loss and loss expense ratio	41.5%	53.3%	45.8%	47.4%	64.7%
Acquisition cost ratio	11.1%	11.1%	11.5%	10.2%	10.5%
General and administrative expense ratio	17.8%	18.7%	18.0%	18.5%	15.0%

Expense ratio	28.9%	29.8%	29.5%	28.7%	25.5%

Combined ratio	70.4%	83.1%	75.3%	76.1%	90.2%

Per Share Data
Basic earnings per share
Net income/(loss)	$4.05	$2.30	$2.67	$0.40	$(0.95)
Operating income	$3.13	$2.28	$2.79	$2.88	$2.09
Diluted earnings per share
Net income/(loss)	$3.83	$2.22	$2.57	$0.39	$(0.95)
Operating income	$2.97	$2.20	$2.69	$2.80	$2.03

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS — YEAR TO DATE

	NINE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2009	SEPTEMBER 30, 2008
Revenues
Gross premiums written	$1,374,216	$1,134,638
Net premiums written	1,087,431	880,725

Net premiums earned	$986,411	$813,921
Net investment income	227,423	226,192
Net realized investment gains/(losses)	88,556	(40,500)
Net impairment charges recognized in earnings	(49,390)	(112,304)
Other income	1,133	—

Total revenues	$1,254,133	$887,309

Expenses
Net losses and loss expenses:
Current year	$632,988	$687,428
Prior years	(170,331)	(189,837)

Total net losses and loss expenses	462,657	497,591
Acquisition costs	110,721	81,720
General and administrative expenses	179,575	130,445
Interest expense	29,492	28,538
Foreign exchange gain	(660)	(2,651)

Total expenses	$781,785	$735,643

Income before income taxes	$472,348	$151,666
Income tax expense/(recovery)	26,716	(12,117)

Net income	$445,632	$163,783

GAAP Ratios
Loss and loss expense ratio	46.9%	61.1%
Acquisition cost ratio	11.2%	10.0%
General and administrative expense ratio	18.2%	16.0%

Expense ratio	29.4%	26.0%

Combined ratio	76.3%	87.1%

Per Share Data
Basic earnings per share
Net income	$9.01	$3.37
Operating income	$8.21	$6.47
Diluted earnings per share
Net income	$8.62	$3.22
Operating income	$7.85	$6.17

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — CURRENT QUARTER

THREE MONTHS ENDED SEPTEMBER 30, 2009

Gross Premiums Written = $401,837

Segment
International Insurance 27%
Reinsurance 31%
U.S. Insurance 42%

Geographic Location
Europe 8%
Hong Kong <1%
Bermuda 30%
U.S. 62%

THREE MONTHS ENDED SEPTEMBER 30, 2008

Gross Premiums Written = $290,981

Segment
Reinsurance 32%
International Insurance 46%
U.S. Insurance 22%

Geographic Location
Europe 16%
Bermuda 47%
U.S. 37%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — CURRENT QUARTER

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — YEAR TO DATE

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — YEAR TO DATE

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$169,629	$107,768	$124,440	$401,837
Net premiums written	$126,600	$69,939	$124,417	$320,956
Net premiums earned	$111,558	$97,705	$119,508	$328,771
Other income	$298	$—	$—	$298

Total revenues	$111,856	$97,705	$119,508	$329,069

Expenses
Net losses and loss expenses:
Current year	$69,641	$71,029	$69,301	$209,971
Prior years	(27,570)	(42,728)	(3,232)	(73,530)

Total net losses and loss expenses	$42,071	$28,301	$66,069	$136,441
Acquisition costs	14,354	516	21,760	36,630
General and administrative expenses	26,994	19,866	11,726	58,586

Total expenses	$83,419	$48,683	$99,555	$231,657

Underwriting income	$28,437	$49,022	$19,953	$97,412

Net investment income				73,032
Net realized investment gains				46,861
Net impairment charges recognized in earnings				(1,953)
Interest expense				(9,523)
Foreign exchange gain				273

Income before income taxes				$206,102

GAAP Ratios
Loss and loss expense ratio	37.7%	29.0%	55.3%	41.5%
Acquisition cost ratio	12.9%	0.5%	18.2%	11.1%
General and administrative expense ratio	24.2%	20.3%	9.8%	17.8%

Expense ratio	37.1%	20.8%	28.0%	28.9%

Combined ratio	74.8%	49.8%	83.3%	70.4%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2008

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS
Revenues
Gross premiums written	$64,828	$132,612	$93,541	$290,981
Net premiums written	$45,674	$95,943	$92,286	$233,903

Net premiums earned	$32,034	$116,377	$123,562	$271,973

Total revenues	$32,034	$116,377	$123,562	$271,973

Expenses
Net losses and loss expenses:
Current year	$33,718	$141,904	$97,336	$272,958
Prior years	(3,990)	(53,576)	(39,382)	(96,948)

Total net losses and loss expenses	$29,728	$88,328	$57,954	$176,010
Acquisition costs	2,852	1,794	23,969	28,615
General and administrative expenses	10,609	18,483	11,702	40,794

Total expenses	$43,189	$108,605	$93,625	$245,419

Underwriting (loss) income	$(11,155)	$7,772	$29,937	$26,554

Net investment income				76,916
Net realized investment losses				(76,849)
Net impairment charges recognized in earnings				(75,027)
Interest expense				(9,515)
Foreign exchange gain				2,728

Loss before income taxes				$(55,193)

GAAP Ratios
Loss and loss expense ratio	92.8%	75.9%	46.9%	64.7%
Acquisition cost ratio	8.9%	1.5%	19.4%	10.5%
General and administrative expense ratio	33.1%	15.9%	9.5%	15.0%

Expense ratio	42.0%	17.4%	28.9%	25.5%

Combined ratio	134.8%	93.3%	75.8%	90.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS

Revenues
Gross premiums written	$505,710	$425,672	$442,834	$1,374,216
Net premiums written	$369,912	$275,066	$442,453	$1,087,431
Net premiums earned	$327,850	$320,706	$337,855	$986,411
Other income	$1,133	$—	$—	$1,133

Total revenues	$328,983	$320,706	$337,855	$987,544

Expenses
Net losses and loss expenses:
Current year	$198,739	$231,727	$202,522	$632,988
Prior years	(55,649)	(90,132)	(24,550)	(170,331)

Total net losses and loss expenses	$143,090	$141,595	$177,972	$462,657
Acquisition costs	42,308	3,243	65,170	110,721
General and administrative expenses	86,518	58,599	34,458	179,575

Total expenses	$271,916	$203,437	$277,600	$752,953

Underwriting income	$57,067	$117,269	$60,255	$234,591

Net investment income				227,423
Net realized investment gains				88,556
Net impairment charges recognized in earnings				(49,390)
Interest expense				(29,492)
Foreign exchange gain				660

Income before income taxes				$472,348

GAAP Ratios
Loss and loss expense ratio	43.6%	44.2%	52.7%	46.9%
Acquisition cost ratio	12.9%	1.0%	19.3%	11.2%
General and administrative expense ratio	26.4%	18.3%	10.2%	18.2%

Expense ratio	39.3%	19.3%	29.5%	29.4%

Combined ratio	82.9%	63.5%	82.2%	76.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTALS

Revenues
Gross premiums written	$166,314	$548,433	$419,891	$1,134,638
Net premiums written	$104,437	$358,036	$418,252	$880,725
Net premiums earned	$93,758	$357,116	$363,047	$813,921

Total revenues	$93,758	$357,116	$363,047	$813,921

Expenses
Net losses and loss expenses:
Current year	$79,764	$356,193	$251,471	$687,428
Prior years	(10,973)	(114,709)	(64,155)	(189,837)

Total net losses and loss expenses	$68,791	$241,484	$187,316	$497,591
Acquisition costs	8,469	2,249	71,002	81,720
General and administrative expenses	39,452	59,091	31,902	130,445

Total expenses	$116,712	$302,824	$290,220	$709,756

Underwriting (loss) income	$(22,954)	$54,292	$72,827	$104,165

Net investment income				226,192
Net realized investment losses				(40,500)
Net impairment charges recognized in earnings				(112,304)
Interest expense				(28,538)
Foreign exchange gain				2,651

Income before income taxes				$151,666

GAAP Ratios
Loss and loss expense ratio	73.4%	67.6%	51.6%	61.1%
Acquisition cost ratio	9.0%	0.6%	19.6%	10.0%
General and administrative expense ratio	42.1%	16.5%	8.8%	16.0%

Expense ratio	51.1%	17.1%	28.4%	26.0%

Combined ratio	124.5%	84.7%	80.0%	87.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONDENSED CONSOLIDATED BALANCE SHEETS

	SEPTEMBER 30, 2009	DECEMBER 31, 2008

ASSETS
Fixed maturity investments available for sale, at fair value (amortized cost: 2009: $5,464,105; 2008: $5,872,031)	$5,673,793	$6,032,029
Fixed maturity investments trading, at fair value	1,372,287	—
Other invested assets trading, at fair value	162,125	69,902
Other invested assets available for sale, at fair value (cost: 2009: nil; 2008: $89,229)	—	55,199

Total investments	7,208,205	6,157,130
Cash and cash equivalents	345,954	706,267
Securities lending collateral	—	171,026
Insurance balances receivable	407,617	347,941
Prepaid reinsurance	198,136	192,582
Reinsurance recoverable	913,964	888,314
Accrued investment income	56,319	50,671
Deferred acquisition costs	102,976	86,181
Goodwill	268,532	268,532
Intangible assets	68,215	71,410
Net balances on purchases and sales of investments	—	12,371
Net deferred tax assets	20,984	22,452
Other assets	50,355	47,603

TOTAL ASSETS	$9,641,257	$9,022,480

LIABILITIES
Reserve for losses and loss expenses	$4,749,602	$4,576,828
Unearned premiums	1,036,933	930,358
Reinsurance balances payable	99,315	95,129
Securities lending payable	—	177,010
Net balances on purchases and sales of investments	110,040	—
Syndicated loan	—	243,750
Senior notes	498,888	498,796
Accounts payable and accrued liabilities	67,585	83,747

TOTAL LIABILITIES	$6,562,363	$6,605,618

SHAREHOLDERS’ EQUITY
Common shares, par value $0.03 per share:
issued and outstanding 2009: 49,602,354; 2008: 49,036,159 shares	$1,488	$1,471
Additional paid-in capital	1,341,661	1,314,785
Retained earnings	1,550,702	994,974
Accumulated other comprehensive income: net unrealized gains on investments, net of tax	185,043	105,632

TOTAL SHAREHOLDERS’ EQUITY	$3,078,894	$2,416,862

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$9,641,257	$9,022,480

Book value per share	$62.07	$49.29
Diluted book value per share	57.20	46.05

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	SEPTEMBER 30, 2009		JUNE 30, 2009		MARCH 31, 2009		DECEMBER 31, 2008		SEPTEMBER 30, 2008
	FAIR MARKET		FAIR MARKET		FAIR MARKET		FAIR MARKET		FAIR MARKET
	VALUE		VALUE		VALUE		VALUE		VALUE
MARKET VALUE
Fixed maturities available for sale	$5,673,793	75.1%	$6,286,561	87.6%	$5,808,176	86.5%	$6,032,029	87.9%	$5,433,260	84.0%
Fixed maturities trading	1,372,287	18.2%	233,583	3.2%	—	—	—	—	—	—
Other invested assets trading	162,125	2.1%	132,694	1.8%	139,199	2.1%	69,902	1.0%	167,674	2.6%
Other invested assets available for sale	—	—	4	0.0%	58,305	0.9%	55,199	0.8%	71,528	1.1%
Cash and cash equivalents	345,954	4.6%	534,742	7.4%	704,419	10.5%	706,267	10.3%	791,934	12.3%

Total	$7,554,159	100.0%	$7,187,584	100.0%	$6,710,099	100.0%	$6,863,397	100.0%	$6,464,396	100.0%

ASSET ALLOCATION BY MARKET VALUE
U.S. government and agencies	$1,364,043	18.1%	$1,514,542	21.1%	$1,474,343	22.0%	$1,770,235	25.8%	$1,822,516	28.2%
Non-U.S. government securities	454,676	6.0%	384,531	5.3%	297,258	4.4%	280,156	4.1%	128,381	2.0%
Corporate securities	2,410,484	31.9%	2,129,275	29.6%	1,643,561	24.5%	1,361,970	19.8%	1,248,723	19.3%
State, municipalities and political subdivisions	323,916	4.3%	343,382	4.8%	374,504	5.6%	369,619	5.4%	56,964	0.9%
Mortgage-backed securities	2,043,514	27.1%	1,918,539	26.7%	1,843,933	27.5%	2,089,937	30.5%	2,069,074	32.0%
Asset-backed securities	449,447	5.9%	229,875	3.2%	174,577	2.5%	160,112	2.3%	107,602	1.6%
Fixed income sub-total	7,046,080	93.3%	6,520,144	90.7%	5,808,176	86.5%	6,032,029	87.9%	5,433,260	84.0%
Global high-yield bond fund	—	—	4	0.0%	58,305	0.9%	55,199	0.8%	71,528	1.1%
Hedge funds	161,840	2.1%	132,560	1.8%	120,708	1.8%	48,573	0.7%	167,674	2.6%
Equity securities	285	0.0%	134	0.0%	18,491	0.3%	21,329	0.3%	—	—
Cash & cash equivalents	345,954	4.6%	534,742	7.5%	704,419	10.5%	706,267	10.3%	791,934	12.3%

Total	$7,554,159	100.0%	$7,187,584	100.0%	$6,710,099	100.0%	$6,863,397	100.0%	$6,464,396	100.0%

FIXED INCOME CREDIT QUALITY BY MARKET VALUE
U.S. government and agencies	$1,364,043	19.4%	$1,514,542	23.2%	$1,474,343	25.4%	$1,770,235	29.3%	$1,822,516	33.5%
AAA/Aaa	3,314,343	47.0%	3,081,380	47.3%	2,734,874	47.1%	3,244,639	53.8%	2,568,888	47.3%
AA/Aa	571,871	8.1%	465,556	7.1%	444,081	7.6%	166,244	2.8%	361,887	6.6%
A/A	1,323,415	18.8%	1,159,173	17.8%	882,140	15.2%	685,461	11.4%	524,584	9.7%
BBB/Baa	324,007	4.6%	283,552	4.3%	265,541	4.6%	156,132	2.6%	155,379	2.9%
BB	29,082	0.4%	1,499	0.0%	3,709	0.1%	8,350	0.1%	—	—
B/B	29,248	0.4%	11,395	0.2%	2,172	0.0%	969	0.0%	6	0.0%
CCC+ and below	90,071	1.3%	3,047	0.0%	1,316	0.0%	—	—	—	—

Total	$7,046,080	100.0%	$6,520,144	100.0%	$5,808,176	100.0%	$6,032,030	100.0%	$5,433,260	100.0%

STATISTICS
Annualized book yield, year to date	4.3%		4.4%		4.6%		4.7%		4.8%
Duration	3.2 years		3.0 years		2.8 years		3.3 years		3.4 years
Average credit quality (S&P)	AA		AA+		AA+		AA+		AA+

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL
SEPTEMBER 30, 2009

		AVERAGE	PORTFOLIO
	FAIR MARKET VALUE	RATING	PERCENTAGE
Cash & cash equivalents	$345,954	AAA	4.6%
U.S. government securities	840,345	AAA	11.1%
U.S. government agencies	523,698	AAA	7.0%
Non-U.S. government securities	454,676	AAA	6.0%
Mortgage-backed securities:
Agency MBS	1,173,238	AAA	15.5%
Non-agency RMBS	273,653	AA	3.6%
Non-agency RMBS — Non investment grade strategy	139,204	B+	1.9%
CMBS	457,419	AAA	6.1%
Total mortgage-backed securities	2,043,514		27.1%
Corporate securities:
Financials	1,156,823	AA-	15.3%
Industrials	1,084,989	A	14.4%
Utilities	168,672	BBB+	2.2%
Total corporate securities	2,410,484		31.9%
Asset-backed securities
Credit cards	128,906	AAA	1.7%
Auto receivables	207,686	AAA	2.7%
Other	112,855	AAA	1.5%
Total asset-backed securities	449,447		5.9%

State, municipalities and political subdivisions	323,916	AA	4.3%
Hedge Funds	161,840	N/A	2.1%
Equities	285	N/A	0.0%

Total Investment Portfolio	$7,554,159		100.0%

TOP 10 CORPORATE EXPOSURES

		PORTFOLIO
CORPORATE	FAIR MARKET VALUE	PERCENTAGE
Verizon Communications Inc	$86,845	1.1%
Bank of America Corp	80,486	1.1%
JPMorgan Chase & Co	73,992	1.0%
Citigroup Inc	61,089	0.8%
AT&T Inc	57,741	0.8%
HSBC Holdings PLC	55,326	0.7%
Wells Fargo & Co	53,296	0.7%
Morgan Stanley	53,140	0.7%
France Telecom SA	51,975	0.7%
Enel SpA	43,956	0.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
INVESTMENT PORTFOLIO — ADDITIONAL DETAIL
SEPTEMBER 30, 2009
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL
NON INVESTMENT GRADE STRATEGY

										AVERAGE
									TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	FAIR VALUE	ENHANCEMENT**

2007	$—	$—	$—	$8,743	$—	$—	$37,303	$—	$46,046	31.5%
2006	—	5,952	4,854	684	6,671	17,285	38,825	—	74,271	17.2%
2005 and prior	7,581	359	—	2,480	4,582	—	3,885	—	18,887	30.8%

Total*	$7,581	$6,311	$4,854	$11,907	$11,253	$17,285	$80,013	$—	$139,204	23.7%

*	Included in the above is fair value of $4.3 million of subprime mortgages rated BB.
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES DETAIL
CORE FIXED INCOME ACCOUNT

										AVERAGE
									TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	FAIR VALUE	ENHANCEMENT**

2007	$2,076	$—	$33	$—	$—	$—	$6,676	$—	$8,785	17.5%
2006	33,401	—	10,924	—	381	—	—	663	45,369	17.4%
2005 and prior	167,794	—	2,974	26,681	17,448	1,883	2,719	—	219,499	10.1%

Total	$203,271	$—	$13,931	$26,681	$17,829	$1,883	$9,395	$663	$273,653	11.6%

*	Included in the above is fair value of $1.3 million of subprime mortgages rated AAA.
COMMERCIAL MORTGAGE BACKED SECURITIES DETAIL

										AVERAGE
									TOTAL	CREDIT
Vintage	AAA	AA	A	BBB	BB	B	CCC	CC	FAIR VALUE	ENHANCEMENT**

2006	$145,240	$—	$—	$168	$—	$—	$—	$—	$145,408	26.1%
2005 and prior	277,405	34,200	406	—	—	—	—	—	312,011	30.3%

Total	$422,645	$34,200	$406	$168	$—	$—	$—	$—	$457,419	27.4%

**	Average credit enhancement is the amount, reported as a percentage, of subordination and/or overcollateralization available to support the security.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RESERVES FOR LOSSES AND LOSS EXPENSES

	AT SEPTEMBER 30, 2009
	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL

Case reserves (net of reinsurance recoverable)	$185,173	$387,479	$293,425	$866,077
IBNR (net of reinsurance recoverable)	695,059	1,432,172	842,330	2,969,561

Total	$880,232	$1,819,651	$1,135,755	$3,835,638

IBNR/Total reserves (net of reinsurance recoverable)	79.0%	78.7%	74.2%	77.4%

	AT DECEMBER 31, 2008
	U.S.	INTERNATIONAL		CONSOLIDATED
	INSURANCE	INSURANCE	REINSURANCE	TOTAL

Case reserves (net of reinsurance recoverable)	$160,807	$385,323	$255,985	$802,115
IBNR (net of reinsurance recoverable)	658,554	1,411,707	816,138	2,886,399

Total	$819,361	$1,797,030	$1,072,123	$3,688,514

IBNR/Total reserves (net of reinsurance recoverable)	80.4%	78.6%	76.1%	78.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	SEPTEMBER 30,	JUNE 30,	MARCH 31,	DECEMBER 31,	SEPTEMBER 30,
	2009	2009	2009	2008	2008

Senior notes	$498,888	$498,857	$498,826	$498,796	$498,767
Syndicated loan	—	—	—	243,750	—
Shareholders’ equity	3,078,894	2,741,427	2,491,860	2,416,862	2,272,828

Total capitalization	$3,577,782	$3,240,284	$2,990,686	$3,159,408	$2,771,595

Leverage ratios
Debt to total capitalization	13.9%	15.4%	16.7%	23.5%	18.0%

Closing shareholders’ equity	$3,078,894	$2,741,427	$2,491,860	$2,416,862	$2,272,828
Add/deduct: accumulated other comprehensive (income)/loss	(185,043)	(48,669)	(48,204)	(105,632)	19,775

Adjusted shareholders’ equity	$2,893,851	$2,692,758	$2,443,656	$2,311,230	$2,292,603

Net premiums written (trailing 12 months)	$1,313,935	$1,226,882	$1,185,694	$1,107,228	$1,070,107
Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.45	0.46	0.49	0.48	0.47

Total investments and cash & cash equivalents	$7,554,159	$7,187,584	$6,710,099	$6,863,397	$6,464,396
Total investments and cash & cash equivalents to adjusted shareholders’ equity	2.61	2.67	2.75	2.97	2.82

Reserve for losses and loss expenses	$4,749,602	$4,713,727	$4,603,078	$4,576,828	$4,198,761
Deduct: reinsurance recoverable	(913,964)	(909,716)	(880,390)	(888,314)	(777,283)

Net reserve for losses and loss expenses	$3,835,638	$3,804,011	$3,722,688	$3,688,514	$3,421,478
Net reserve for losses and loss expenses to adjusted shareholders’ equity	1.33	1.41	1.52	1.60	1.49

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	SEPTEMBER 30, 2009	JUNE 30, 2009	MARCH 31, 2009	DECEMBER 31, 2008	SEPTEMBER 30, 2008

Net income/(loss)	$200,554	$113,670	$131,408	$19,852	$(46,367)
Add:
Net realized investment (gains)/losses	(46,861)	(5,093)	(36,602)	19,454	76,849
Net impairment charges in earnings	1,953	5,474	41,963	100,593	75,027
Foreign exchange (gains)/losses	(273)	(1,222)	835	1,230	(2,728)

Operating income	$155,373	$112,829	$137,604	$141,129	$102,781

Weighted average common shares outstanding
Basic	49,574,266	49,523,459	49,248,118	49,028,249	49,007,389
Diluted	52,345,913	51,257,887	51,120,049	50,366,814	50,669,262 *

Basic per share data
Net income/(loss)	$4.05	$2.30	$2.67	$0.40	$(0.95)
Add:
Net realized investment (gains)/losses	(0.95)	(0.10)	(0.74)	0.40	1.57
Net impairment charges in earnings	0.04	0.11	0.85	2.05	1.53
Foreign exchange (gains)/losses	(0.01)	(0.03)	0.01	0.03	(0.06)

Operating income	$3.13	$2.28	$2.79	$2.88	$2.09

Diluted per share data
Net income/(loss)	$3.83	$2.22	$2.57	$0.39	$(0.92) *
Add:
Net realized investment (gains)/losses	(0.89)	(0.10)	(0.71)	0.39	1.52
Net impairment charges in earnings	0.04	0.11	0.82	2.00	1.48
Foreign exchange (gains)/losses	(0.01)	(0.03)	0.01	0.02	(0.05)

Operating income	$2.97	$2.20	$2.69	$2.80	$2.03

*	For the net loss for the three months ended September 30, 2008, because operating income is positive, we are using the fully diluted weighted average common shares outstanding.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	NINE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2009	SEPTEMBER 30, 2008

Net income	$445,632	$163,783
Add:
Net realized investment (gains)/losses	(88,556)	40,500
Net impairment charges in earnings	49,390	112,304
Foreign exchange gain	(660)	(2,651)

Operating income	$405,806	$313,936

Weighted average common shares outstanding
Basic	49,449,809	48,547,839
Diluted	51,676,006	50,869,098

Basic per share data
Net income	$9.01	$3.37
Add:
Net realized investment (gains)/losses	(1.79)	0.83
Net impairment charges in earnings	1.00	2.32
Foreign exchange gain	(0.01)	(0.05)

Operating income	$8.21	$6.47

Diluted per share data
Net income	$8.62	$3.22
Add:
Net realized investment (gains)/losses	(1.72)	0.80
Net impairment charges in earnings	0.96	2.20
Foreign exchange gain	(0.01)	(0.05)

Operating income	$7.85	$6.17

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	SEPTEMBER 30, 2009	JUNE 30, 2009	MARCH 31, 2009	DECEMBER 31, 2008	SEPTEMBER 30, 2008

Opening shareholders’ equity	$2,741,427	$2,491,860	$2,416,862	$2,272,828	$2,378,046
Deduct/add: accumulated other comprehensive (income)/loss	(48,669)	(48,204)	(105,632)	19,775	(39,048)

Adjusted opening shareholders’ equity	$2,692,758	$2,443,656	$2,311,230	$2,292,603	$2,338,998

Closing shareholders’ equity	$3,078,894	$2,741,427	$2,491,860	$2,416,862	$2,272,828
Deduct/add: accumulated other comprehensive (income)/loss	(185,043)	(48,669)	(48,204)	(105,632)	19,775

Adjusted closing shareholders’ equity	$2,893,851	$2,692,758	$2,443,656	$2,311,230	$2,292,603

Average shareholders’ equity	$2,793,305	$2,568,207	$2,377,443	$2,301,917	$2,315,801

Net income/(loss) available to shareholders	$200,554	$113,670	$131,408	$19,852	$(46,367)
Annualized net income/(loss) available to shareholders	802,216	454,680	525,632	79,408	(185,468)

Annualized return on average shareholders’ equity — net income/(loss) available to shareholders	28.7%	17.7%	22.1%	3.4%	(8.0%)

Operating income available to shareholders	$155,373	$112,829	$137,604	$141,129	$102,781
Annualized operating income available to shareholders	621,492	451,316	550,416	564,516	411,124

Annualized return on average shareholders’ equity — operating income available to shareholders	22.2%	17.6%	23.2%	24.5%	17.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	NINE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2009	SEPTEMBER 30, 2008

Opening shareholders’ equity	$2,416,862	$2,239,842
Deduct: accumulated other comprehensive (income)/loss	(105,632)	(136,214)

Adjusted opening shareholders’ equity	$2,311,230	$2,103,628

Closing shareholders’ equity	$3,078,894	$2,272,828
Deduct: accumulated other comprehensive (income)/loss	(185,043)	19,775

Adjusted closing shareholders’ equity	$2,893,851	$2,292,603

Average shareholders’ equity	$2,602,541	$2,198,116

Net income available to shareholders	$445,632	$163,783
Annualized net income available to shareholders	594,176	218,377

Annualized return on average shareholders’ equity — net income available to shareholders	22.8%	9.9%

Operating income available to shareholders	$405,806	$313,936
Annualized operating income available to shareholders	541,075	418,581

Annualized return on average shareholders’ equity — operating income available to shareholders	20.8%	19.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
DILUTED BOOK VALUE PER SHARE

	SEPTEMBER 30,	DECEMBER 31,	SEPTEMBER 30,
	2009	2008	2008

Price per share at period end	$47.93	$40.60	$35.52

Total shareholders’ equity	$3,078,894	$2,416,862	$2,272,828

Basic common shares outstanding	49,602,354	49,036,159	49,022,495

Add: unvested restricted share units	925,437	971,907	905,621

Add: performance based equity awards	1,329,661	1,345,903	1,345,903

Add: dilutive options/warrants outstanding	6,951,447	6,371,151	6,865,351
Weighted average exercise price per share	$34.34	$33.38	$30.79
Deduct: options bought back via treasury method	(4,980,125)	(5,237,965)	(5,951,910)

Common shares and common share equivalents outstanding	53,828,774	52,487,155	52,187,460

Basic book value per common share	$62.07	$49.29	$46.36
Diluted book value per common share	$57.20	$46.05	$43.55

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	THREE MONTHS ENDED	NINE MONTHS ENDED	NINE MONTHS ENDED
	SEPTEMBER 30, 2009	SEPTEMBER 30, 2008	SEPTEMBER 30, 2009	SEPTEMBER 30, 2008

Net investment income	$73,032	$76,916	$227,423	$226,192
Deduct: annual and non-recurring items	N/A	735	880	7,138

Net investment income, recurring	$73,032	$76,181	$226,543	$219,054

Annualized net investment income, recurring	$292,128	$304,723	$302,057	$292,072

Add: annual and non-recurring items	N/A	735	880	7,138

Normalized net investment income	$292,128	$305,458	$302,937	$299,210

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$6,456,549	$5,685,111	$5,872,031	$5,595,943
Other invested assets, available for sale, cost	4	81,241	89,229	291,458
Equity securities, cost	46	—	—	—
Other invested assets, at cost	146,485	178,266	21,493	—
Cash and cash equivalents	475,668	439,933	100,198	202,582
Restricted cash	59,074	84,492	655,828	67,886
Balances receivable on sale of investments	266,610	96,801	50,439	84,998
Balances due on purchase of investments	(359,216)	(107,054)	12,371	(141,462)

Opening aggregate invested assets	$7,045,220	$6,458,790	$6,801,589	$6,101,405

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,815,658	$5,440,019	$6,815,658	$5,440,019
Other invested assets, available for sale, cost	—	81,262	—	81,262
Equity securities, cost	46	—	46	—
Other invested assets, cost	168,704	180,716	168,704	180,716
Cash and cash equivalents	345,954	744,245	345,954	744,245
Restricted cash	—	47,689	—	47,689
Balances receivable on sale of investments	—	36,264	—	36,264
Balances due on purchase of investments	(110,040)	(68,681)	(110,040)	(68,681)

Closing aggregate invested assets	$7,220,322	$6,461,514	$7,220,322	$6,461,514

Average aggregate invested assets	$7,132,771	$6,460,152	$7,010,956	$6,281,460

Annualized investment book yield	4.1%	4.7%	4.3%	4.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	SIX MONTHS ENDED	THREE MONTHS ENDED	TWELVE MONTHS ENDED
	JUNE 30, 2009	MARCH 31, 2009	DECEMBER 31, 2008

Net investment income	$154,391	$77,854	$308,775
Deduct: annual and non-recurring items	880	N/A	14,540	*

Net investment income, recurring	$153,511	$77,854	$294,235

Annualized net investment income, recurring	$307,022	$311,416	$294,235

Add: annual and non-recurring items	880	N/A	6,619	*

Normalized net investment income	$307,902	$311,416	$300,854

Opening aggregate invested assets:
Fixed maturity investments, amortized cost	$5,872,031	$5,872,031	$5,595,943
Other invested assets, available for sale, cost	89,229	89,229	291,458
Other invested assets, at cost	21,493	21,493	—
Cash and cash equivalents	100,198	100,198	202,582
Restricted cash	655,828	655,828	67,886
Balances receivable on sale of investments	50,439	50,439	84,998
Balances due on purchase of investments	12,371	12,371	(141,462)

Opening aggregate invested assets	$6,801,589	$6,801,589	$6,101,405

Closing aggregate invested assets:
Fixed maturity investments, amortized cost	$6,456,549	$5,712,331	$5,872,031
Other invested assets, available for sale, cost	4	89,250	89,229
Equity securities, cost	46	20,985	21,493
Other invested assets, at cost	146,485	139,790	100,198
Cash and cash equivalents	475,668	645,070	655,828
Restricted cash	59,074	59,349	50,439
Balances receivable on sale of investments	266,610	97,907	12,371
Balances due on purchase of investments	(359,216)	(94,253)	—

Closing aggregate invested assets	$7,045,220	$6,670,429	$6,801,589

Average aggregate invested assets	$6,923,405	$6,736,009	$6,451,497

Annualized investment book yield	4.4%	4.6%	4.7%

*	Includes an annual dividend received at the beginning of the year and excludes the annual dividend received at the end of the year.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
REGULATION G
In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings and foreign exchange gain or loss. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings and net foreign exchange gain or loss from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations in a manner similar to how management analyzes the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See pages 22 and 23 for reconciliation of operating income to net income.
ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)
Annualized return on average shareholders’ equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and risk premium movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See pages 24 and 25 for reconciliation of average shareholders’ equity.
ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY
Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See pages 22 and 23 for the reconciliation of net income to operating income and pages 24 and 25 for the reconciliations of average shareholders’ equity.
DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is a better measure of calculating shareholder returns than book value per share. See page 26 for a reconciliation of diluted book value per share to basic book value per share.
ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See pages 27 and 28 for reconciliation of annualized investment book yield.